                                                                 EXHIBIT 10.27.6



                                  FIFTH AMENDMENT TO
                              REVOLVING CREDIT AGREEMENT


            THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Fifth Amendment") is made and entered into as of the 21st day of February, 1997, by and among GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Parent") and its Subsidiaries listed on the signature pages hereto (the Parent and each such Subsidiary is individually referred to herein as a "Borrower," and collectively as the "Borrowers"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

            WHEREAS, the Borrowers and the Bank entered into a Revolving Credit Agreement dated as of July 3, 1995 as amended by the First Amendment to Revolving Credit Agreement dated as of September 15, 1995, the Second Amendment to Revolving Credit Agreement dated as of December 22, 1995, the Third Amendment to Revolving Credit Agreement dated as of March 29, 1996 and the Fourth Amendment to Revolving Credit Agreement dated as of October 1, 1996 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrowers on the terms set forth therein;

            WHEREAS, the Bank and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

            NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

            2.   Amendment to Credit Agreement.

            Effective as of December 30, 1996, Section 8.2(a)(xi) of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

            "and (ix) Indebtedness of (a) TSI Corporation to Finova Technology Finance, Inc. (formerly Financing for Science International, Inc. ("Finova")) pursuant to the terms of the Master Equipment Lease Agreement dated as of September 27, 1994 by and between TSI Corporation and Financing for Science International, Inc., and of the Parent, Argus Research Laboratories, Inc., TSI Mason Laboratories, Inc., TSI Redfield Laboratories, Inc., and TSI Washington Laboratories, Inc. to Finova pursuant to guaranties of such lease; and (b) the Parent to Transamerica Business Credit Corporation ("TBCC") pursuant to the terms of the Master Lease Agreement dated as of December 30, 1996 by and between TBCC and the Parent, and of TSI

            Corporation, BioDevelopment Laboratories, Inc., TSI Mason Laboratories, Inc., TSI Washington Laboratories, Inc., TSI Redfield Laboratories, Inc., and Argus Research Laboratories, Inc. to TBCC pursuant to guaranties of such lease provided that the aggregate outstanding amount of all such Indebtedness shall not exceed $5,300,000."

            3.   Ratification, etc.

            Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment. By executing this Fifth Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Fifth Amendment.

            4.   GOVERNING LAW.

            THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

            5. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

            6. Effectiveness. This Fifth Amendment shall become effective upon its execution and delivery by the respective parties hereto.

            7. Entire Agreement. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            IN WITNESS WHEREOF, the undersigned have duly executed this Agreement under seal as of the date first set forth above.

                                     THE BORROWERS:

                                     GENZYME TRANSGENICS CORPORATION



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Name:  John B. Green
                                          Title:  Vice President


                                     Address of the Parent:

                                     One Mountain Road
                                     Framingham, MA  01701
                                     Tel:  (508) 872-8400
                                     Fax:  (508) 872-0827


                                     TSI CORPORATION



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     TSI MASON LABORATORIES INC.



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     TSI WASHINGTON LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President

                                     TSI REDFIELD LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     ARGUS RESEARCH LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     TRANSGENIC INVESTMENTS, INC.



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     HEALTH AND SCIENCES RESEARCH
                                      INCORPORATED



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     THE TSI CENTER FOR DIAGNOSTIC
                                      PRODUCTS, INC.




                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President

                                     BIODEVELOPMENT LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ------------------------------
                                          Title:  Vice President


                                     THE BANK:

                                     THE FIRST NATIONAL BANK OF BOSTON



                                     By: /s/ Elizabeth C. Everett
                                         ------------------------------
                                          Name:  Elizabeth C. Everett
                                          Title:  Vice President

                                     Address:

                                     100 Federal Street
                                     Boston, MA 02110
                                     Tel:   617-434-2318
                                     Fax:  617-434-0819



ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION


By: /s/ Evan M. Lebson
    -----------------------
Title:  Vice President and Treasurer